VAN KAMPEN LIFE INVESTMENT TRUST,
on behalf of its portfolio,
VAN KAMPEN GOVERNMENT PORTFOLIO

Supplement dated December 1, 2008
to the
Class I Shares Shares Prospectus
dated April 30, 2008
and to the
Class II Shares Shares Prospectus
dated April 30, 2008

The Prospectuses are hereby supplemented as follows:

The first three paragraphs of the section entitled “Investment Advisory Services — Portfolio management” are hereby deleted in their entirety and replaced with the following:

Portfolio management.  The Portfolio is managed by members of the Adviser’s Taxable Fixed Income team. The Taxable Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Sanjay Verma, a Managing Director of the Adviser, and Jaidip Singh, an Executive Director of the Adviser.

Mr. Verma has been associated with the Adviser in an investment management capacity since April 2008 and began managing the Portfolio in December 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003 to 2008. Mr. Singh has been associated with the Adviser in an investment management capacity since 1996 and began managing the Portfolio in 2003.

Messrs. Singh and Verma are co-managers and are responsible for the execution of the overall strategy of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LITSPTGV 12/08

VAN KAMPEN LIFE INVESTMENT TRUST

Supplement dated December 1, 2008
to the Statement of Additional Information
dated April 30, 2008,
as previously supplemented on November 26, 2008, November 21, 2008,
June 10, 2008 and May 21, 2008

The Statement of Additional Information is hereby supplemented as follows:

(1) In the section entitled “Portfolio Management — Other Accounts Managed by the Portfolio Managers — With respect to the Government Portfolio as of December 31, 2007” the first paragraph is hereby deleted.

(2) In the section entitled “Portfolio Management — Other Accounts Managed by the Portfolio Managers — With respect to the Government Portfolio as of December 31, 2007” the following is added as the first paragraph:

As of October 31, 2008, Sanjay Verma managed 10 registered investment companies with a total of approximately $2.8 billion in assets; no pooled investment vehicles other than registered investment companies; and four other accounts with a total of approximately $207 million in assets.

(3) In the section entitled “Portfolio Management — Securities Ownership of Portfolio Managers — Government Portfolio” is hereby deleted in its entirety and replaced with the following:

As of December 31, 2007, the dollar range of securities beneficially owned by the portfolio manager in the Portfolio is shown below:

Jaidip Singh — None.

As of November 20, 2008, the dollar range of securities beneficially owned by the portfolio manager in the Portfolio is shown below:

Sanjay Verma — None.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LITSPTSAI 12/08